                                                                     Exhibit 4.1

                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated December 4, 2003 in the Amendment No. 1 to the Registration Statement (File No. 333-110742) and related Prospectus of Claymore Securities Defined Portfolios, Series 161.


                                        /s/ Grant Thornton LLP
                                        -------------------------
                                        GRANT THORNTON LLP


Chicago, Illinois
December 4, 2003